                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 15, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES WCM-1)
             (Exact name of registrant as specified in its charter)



               DELAWARE              333-64767-04            13-3891329
           (State or other           (Commission         (I. R. S. Employer
           jurisdiction  of          File Number)        Identification No.)
            incorporation)

        WORLD FINANCIAL CENTER,                                10281
          NEW YORK,  NEW YORK                               (Zip Code)
         (Address of principal
          executive offices)

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

ITEM 5.           OTHER EVENTS

         99.1 Distribution to holders of the Preferred Plus Trust Series WCM-1 on February 15, 2002.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Trustee's report in respect of the February 15, 2002 distribution to holders of the Preferred Plus Trust Series WCM-1

ITEM 8.           CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       MERRILL LYNCH DEPOSITOR, INC.

         Date:  03/07/02                    By:    /s/ Barry N. Finkelstein
                                            Name:  Barry N. Finkelstein
                                            Title: President

                                  EXHIBIT INDEX

         99.1 Trustee's report in respect of the February 15, 2002 distribution to holders of the Preferred Plus Trust Series WCM-1